Exhibit 13.1

SECTION 906 CERTIFICATION

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Vuance Ltd. (the “Company”), does hereby certify, to such officer’s knowledge, that the annual report on Form 20-F of the Company for the fiscal year ended December 31, 2007, as amended by this Amendment No. 1 on Form 20-F/A, fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act of 1934, and the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Eyal Tuchman
Dated: August 21, 2008   ___________________________________________
Eyal Tuchman
Chief Executive Officer

/s/ Lior Maza
Dated: August 21, 2008   ___________________________________________
Lior Maza
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.